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                                                                      EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Legal Counsel and Independent Auditors" in the prospectus and "Independent Auditors" in the Statement of Additional Information in this Registration Statement (Form N-1A 33-98310) of The Needham Funds, Inc.

                                          ERNST & YOUNG LLP

New York, New York
December 4, 1995